UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 14, 2008

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Reference is made to Note 2 – Rate and Regulatory Matters to our financial statements under Part II, Item 8 in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 of registrant Ameren Corporation and its registrant subsidiaries, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), CILCORP Inc., Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”), for a discussion of electric and natural gas delivery service rate cases filed with the Illinois Commerce Commission (“ICC”) in November 2007 by CIPS, CILCO and IP (collectively, the “Ameren Illinois Utilities”).  CIPS, CILCO and IP filed requests to increase their annual revenues for electric delivery service by $180 million in the aggregate (CIPS - $31 million, CILCO - $10 million, and IP - $139 million) and to increase their annual revenues for natural gas delivery service by $67 million in the aggregate (CIPS - $15 million, CILCO - $4 million decrease and IP - $56 million).

On March 14, 2008, the ICC staff filed direct testimony recommending a net increase in revenues for electric delivery service for the Ameren Illinois Utilities aggregating $38 million (CIPS - $2 million decrease, CILCO - $12 million decrease and IP - $52 million increase) and a net increase in revenues for natural gas delivery service aggregating $9 million (CIPS - $3 million increase, CILCO - $14 million decrease and IP - $20 million increase).  The ICC staff in their direct testimony also opposed the Ameren Illinois Utilities’ requests to implement cost recovery mechanisms for bad debt expenses and electric infrastructure investments that are being proposed to reduce regulatory lag.  In their direct testimony, the ICC Staff offered limited support for the Ameren Illinois Utilities’ request to implement a rate adjustment mechanism for the decoupling of natural gas revenues from sales volumes.  Other parties also made recommendations through direct testimony in the rate cases.

The ICC proceedings relating to the proposed electric and natural gas delivery service rate changes will take place over a period of up to 11 months, and decisions by the ICC in such proceedings are required by the end of September 2008.  The Ameren Illinois Utilities cannot predict the level of any delivery service rate change the ICC may approve, when any rate change may go into effect, whether any rate adjustment mechanism will be approved, or whether any increase eventually approved will be sufficient for the Ameren Illinois Utilities to recover their costs and earn a reasonable return on their investments when the increase goes into effect.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren, CIPS, CILCORP, CILCO and IP.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE
COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

CILCORP INC.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Date:  April 1, 2008